Exhibit 99.1

Ventas Completes Cogdell Spencer Acquisition

CHICAGO--(BUSINESS WIRE)--April 2, 2012--Ventas, Inc. (NYSE:VTR) (“Ventas” or the “Company”) announced today that it has completed its previously announced acquisition of Cogdell Spencer Inc. (NYSE:CSA) (“Cogdell”).

“With the closing of the accretive Cogdell acquisition, Ventas is now the largest owner of medical office buildings (“MOBs”) in the U.S. with over 21 million square feet of owned and managed properties,” Ventas Chairman and Chief Executive Officer Debra A. Cafaro said. “This transaction increases our MOB portfolio from 12 percent to 15 percent of our total business, and we now have a coast-to-coast presence that is second to none in the healthcare real estate industry. We welcome our new colleagues from Cogdell, who have built a well occupied, attractive portfolio of 72 high quality MOBs.”

“With over 25 years serving leading healthcare systems, hospitals and physicians, we look forward to working with Cogdell’s clients,” Ventas Executive Vice President of Medical Property Operations Todd W. Lillibridge said. “We now have over 60 strong hospital relationships, making Ventas well positioned to grow and to continue delivering value to our clients and stakeholders.”

Upon the closing of today’s transaction, the Cogdell MOB portfolio and employees were integrated into Ventas’s Lillibridge Healthcare Services operating platform. In addition, consistent with the terms of the definitive transaction agreement, Cogdell has completed the sale of its Marshall Erdman design-build and development business to an affiliate of Lubar & Co., a well regarded private equity firm affiliated with David Lubar.

The Company’s 2012 normalized FFO per share guidance issued on February 17, 2012 included the impact of the Cogdell acquisition in the second quarter of 2012. This guidance is subject to all assumptions and estimates set forth in the Company’s February 17, 2012 press release.

Effective today, shares of Cogdell common stock will no longer be traded on the New York Stock Exchange.

Ventas, Inc., an S&P 500 company, is a leading healthcare real estate investment trust. Its diverse portfolio of more than 1,400 assets in 47 states (including the District of Columbia) and two Canadian provinces consists of seniors housing communities, skilled nursing facilities, hospitals, medical office buildings and other properties. Through its Lillibridge subsidiary, Ventas provides management, leasing, marketing, facility development and advisory services to highly rated hospitals and health systems throughout the United States. More information about Ventas and Lillibridge can be found at http://www.ventasreit.com and http://www.lillibridge.com.

This press release includes ”forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements regarding the Company’s or its tenants’, operators’, managers’ or borrowers’ expected future financial condition, results of operations, cash flows, funds from operations, dividends and dividend plans, financing opportunities and plans, capital markets transactions, business strategy, budgets, projected costs, operating metrics, capital expenditures, competitive positions, acquisitions, investment opportunities, dispositions, merger integration, growth opportunities, expected lease income, continued qualification as a real estate investment trust (“REIT”), plans and objectives of management for future operations, and statements that include words such as “anticipate,” “if,” “believe,” “plan,” “estimate,” “expect,” “intend,” “may,” “could,” “should,” “will,” and other similar expressions are forward-looking statements. These forward-looking statements are inherently uncertain, and security holders must recognize that actual results may differ from our expectations. The Company does not undertake a duty to update these forward-looking statements, which speak only as of the date on which they are made.

The Company’s actual future results and trends may differ materially from expectations depending on a variety of factors discussed in its filings with the Securities and Exchange Commission. These factors include without limitation: (a) the ability and willingness of the Company’s tenants, operators, borrowers, managers and other third parties to meet and/or perform their obligations under their respective contractual arrangements with the Company, including, in some cases, their obligations to indemnify, defend and hold the Company harmless from and against various claims, litigation and liabilities; (b) the ability of the Company’s tenants, operators, borrowers and managers to maintain the financial strength and liquidity necessary to satisfy their respective obligations and liabilities to third parties, including without limitation obligations under their existing credit facilities and other indebtedness; (c) the Company’s success in implementing its business strategy and its ability to identify, underwrite, finance, consummate and integrate diversifying acquisitions or investments, including its acquisitions of Nationwide Health Properties, Inc. and Cogdell Spencer Inc. and investments in different asset types and outside the United States; (d) macroeconomic conditions such as a disruption of or lack of access to the capital markets, changes in the debt rating on U.S. government securities, default and/or delay in payment by the United States of its obligations, and changes in the federal budget resulting in the reduction or nonpayment of Medicare or Medicaid reimbursement rates; (e) the nature and extent of future competition; (f) the extent of future or pending healthcare reform and regulation, including cost containment measures and changes in reimbursement policies, procedures and rates; (g) increases in the Company’s borrowing costs as a result of changes in interest rates and other factors; (h) the ability of the Company’s operators and managers, as applicable, to comply with laws, rules and regulations in the operation of the Company’s properties, to deliver high quality services, to attract and retain qualified personnel and to attract residents and patients; (j) changes in general economic conditions and/or economic conditions in the markets in which the Company may, from time to time, compete, and the effect of those changes on its revenues, earnings and funding sources; (k) the Company’s ability to pay down, refinance, restructure and/or extend its indebtedness as it becomes due; (l) the Company’s ability and willingness to maintain its qualification as a REIT due to economic, market, legal, tax or other considerations; (m) final determination of the Company’s taxable net income for the year ended December 31, 2011 and for the year ending December 31, 2012; (n) the ability and willingness of the Company’s tenants to renew their leases with the Company upon expiration of the leases, the Company’s ability to reposition its properties on the same or better terms in the event of nonrenewal or in the event the Company exercises its right to replace an existing tenant, and obligations, including indemnification obligations, the Company may incur in connection with the replacement of an existing tenant; (o) risks associated with the Company’s senior living operating portfolio, such as factors causing volatility in its operating income and earnings generated by its properties, including without limitation national and regional economic conditions, costs of food, materials, energy, labor and services, employee benefit costs, insurance costs and professional and general liability claims, and the timely delivery of accurate property-level financial results for those properties; (p) the movement of U.S. and Canadian currency exchange rates; (q) year-over-year changes in the Consumer Price Index and the effect of those changes on the rent escalators contained in the Company’s leases, including the rent escalator for Master Lease 2 with Kindred Healthcare, Inc., and the Company’s earnings; (r) the Company’s ability and the ability of its tenants, operators, borrowers and managers to obtain and maintain adequate property, liability and other insurance from reputable, financially stable providers; (s) the impact of increased operating costs and uninsured professional liability claims on the liquidity, financial condition and results of operations of the Company’s tenants, operators, borrowers and managers and the ability of the Company’s tenants, operators, borrowers and managers to accurately estimate the magnitude of those claims; (t) risks associated with the Company’s medical office building (“MOB”) portfolio and operations, including its ability to successfully design, develop and manage MOBs, to accurately estimate its costs in fixed fee-for-service projects and to retain key personnel; (u) the ability of the hospitals on or near whose campuses the Company’s MOBs are located and their affiliated health systems to remain competitive and financially viable and to attract physicians and physician groups; (v) the Company’s ability to build, maintain and expand its relationships with existing and prospective hospital and health system clients; (w) risks associated with the Company’s investments in joint ventures and unconsolidated entities, including the Company’s lack of sole decision-making authority and its reliance on its joint venture partners’ financial condition; (x) the impact of market or issuer events on the liquidity or value of the Company’s investments in marketable securities; and (y) the impact of litigation or any financial, accounting, legal or regulatory issues that may affect the Company or its tenants, operators, borrowers or managers. Many of these factors are beyond the control of the Company and its management.

CONTACT:
Ventas, Inc.
Lori B. Wittman, 877-4-VENTAS